NexPoint Capital, Inc.

Maximum Offering of 150,000,000 Shares of Common Stock

Supplement No. 8 dated April 27, 2016

to

Prospectus dated October 1, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of NexPoint Capital, Inc. dated October 1, 2015 (the “Prospectus”), Supplement No. 1, dated October 1, 2015, Supplement No. 2, dated March 10, 2016, Supplement No. 3, dated March 16, 2016, Supplement No. 4, dated March 22, 2016, Supplement No. 5, dated April 6, 2016, Supplement No. 6, dated April 13, 2016 and Supplement No. 7, dated April 20, 2016. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling us toll-free at (877) 665-1287. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 36 of the Prospectus before you decide to invest in shares of our common stock.

Increase in Public Offering Price

On April 27, 2016, we increased our public offering price from $9.83 per share to $10.02 per share. This increase in the public offering price is effective as of our April 27, 2016 closing and first applied to subscriptions received from April 20, 2016 through April 26, 2016. In accordance with our previously disclosed share pricing policy, our net asset value per share is not above, nor more than 2.5% below, our net offering price per share as of April 25, 2016.

NEX-SUPP8-0416